RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
45000 HWY 93
RONAN MT 59864
CUSTOMER:16211                                                    AS OF:12/14/01
                                                                          PAGE 1

                           71 TIME CERTIFICATE 15374

ORIGINAL ISSUE DATE:    09/29/99        INTEREST RATE: 4.2500%
ORIGINAL ISSUE VALUE:   51,051.6        MATURITY DATE: 009/28/02
LAST RENEWAL DATE:      09/28/01        TERM:          365 DAYS
LAST RENEWAL VALUE:     56,888.31

                        *********************************
                                *INTEREST ADVICE*

INTEREST TO BE PAID ON: 12/31/01       INTEREST PAID THIS TERM: 631.61
INTEREST TO BE PAID:     206.88
ON 12/31/01, INTEREST PAID IN 2001 WILL BE 3,122.06.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 01/01/02, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15374 WILL BE 57,519.92.

RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B RONAN MT 59864

PHONE:406-676-4600

JORE INC
45000 HWY 93
RONAN MT 59864
CUSTOMER:16211
                                                                  AS OF:12/21/01
                                                                          PAGE 1

                           71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/00                INTEREST RATE:  4.2500%
ORIGINAL ISSUE VALUE:   69,513.62               MATURITY DATE:  09/28/02
LAST RENEWAL DATE:      09/28/01                TERM:           365 DAYS
LAST RENEWAL VALUE:     72,911.16

                       *********************************
                               *INTEREST ADVICE*

INTEREST TO BE PAID ON: 01/10/02       INTEREST PAID THIS TERM: 895.40
INTEREST TO BE PAID:    265.45
ON 01/10/02, INTEREST PAID IN 2001 WILL BE 4,027.49.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 01/11/02, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 73,806.56.

RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B RONAN MT 59864

PHONE:406-676-4600

JORE INC
45000 HWY 93
RONAN MT 59864
CUSTOMER:4424
                                                                  AS OF:11/23/01
                                                                          PAGE 1
                           71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/01                INTEREST RATE:  4.2500%
ORIGINAL ISSUE VALUE:   69,513.62               MATURITY DATE:  09/28/02
LAST RENEWAL DATE:      09/28/01                TERM:           365 DAYS
LAST RENEWAL VALUE:     72,911.16

                       *********************************
                               *INTEREST ADVICE*

INTEREST TO BE PAID ON: 12/10/01       INTEREST PAID THIS TERM: 629.95
INTEREST TO BE PAID:    256.00
ON 12/10/01, INTEREST PAID IN 2001 WILL BE 4,027.49.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 12/11/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 73,541.11.